Exhibit 99.2
Quarterly Financial Supplement
First Quarter 2025
(Unaudited)

World Headquarters	Internet Address	Contacts
16600 Swingley Ridge Road	www.rgare.com	Axel André
Chesterfield, Missouri 63017 U.S.A.		Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: Axel.Andre@rgare.com

Jeff Hopson
Senior Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+
RGA International Reinsurance Company dac	AA-
RGA Global Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company of Australia Limited	AA-
RGA Americas Reinsurance Company, Ltd.	AA-	A+
RGA Worldwide Reinsurance Company, Ltd.	AA-
RGA Reinsurance Company (Barbados) Ltd.	AA-
RGA Life and Annuity Insurance Company	AA-	A+
Omnilife Insurance Company Limited	A+
Aurora National Life Assurance Company		A+
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
1st Quarter 2025

Reinsurance Group of America, Incorporated
Financial Highlights

	Three Months Ended					Current Qtr
(USD millions, except in force and per share and shares data)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter

Net premiums	$4,019	$4,156	$4,391	$3,920	$5,376	$(1,357)
Net income available to RGA's shareholders	286	148	156	203	210	76
Adjusted operating income	378	334	242	365	401	(23)
Adjusted operating income excluding notable items (1)	378	334	410	365	401	(23)
Return on equity	7.5%	7.1%	7.7%	9.7%	10.2%	(2.7)%
Adjusted operating return on equity (ex AOCI)	13.4%	13.8%	13.8%	15.3%	14.8%	(1.4)%
Adjusted operating return on equity (ex AOCI and notable items (1))	15.0%	15.4%	15.5%	15.3%	14.8%	0.2%
Adjusted operating return on equity (ex AOCI and effect of B36 items)	13.3%	13.7%	13.7%	15.3%	14.8%	(1.5)%

Per Share and Shares Data (shares in thousands)
Basic earnings per share
Net income	$4.33	$2.26	$2.37	$3.07	$3.20	$1.13
Adjusted operating income	$5.73	$5.07	$3.67	$5.55	$6.09	$(0.36)
Adjusted operating income excluding notable items (1)	$5.73	$5.07	$6.22	$5.55	$6.09	$(0.36)
Diluted earnings per share
Net income	$4.27	$2.22	$2.33	$3.03	$3.16	$1.11
Adjusted operating income	$5.66	$4.99	$3.62	$5.48	$6.02	$(0.36)
Adjusted operating income excluding notable items (1)	$5.66	$4.99	$6.13	$5.48	$6.02	$(0.36)
Weighted average common shares outstanding
Basic	66,008	65,867	65,850	65,807	65,739	269
Diluted	66,861	66,982	66,797	66,732	66,559	302

Book value per share	$172.53	$164.19	$168.93	$147.90	$143.92	$28.61
Book value per share, excluding AOCI	$153.80	$151.31	$149.63	$148.19	$145.83	$7.97
Book value per share, excluding AOCI and B36	$154.60	$151.97	$151.79	$149.01	$146.96	$7.64

Shareholders’ dividends paid	$59	$59	$58	$56	$56	$3
Share buybacks	—	—	—	—	—	—
Total returned to shareholders	$59	$59	$58	$56	$56	$3

Common shares issued	85,311	85,311	85,311	85,311	85,311	—
Treasury shares	19,225	19,439	19,447	19,487	19,523	(298)
Common shares outstanding	66,086	65,872	65,864	65,824	65,788	298
Assumed life reinsurance in force (in billions)	$3,950.9	$3,878.7	$3,966.5	$3,767.7	$3,729.8	$221.1
Assumed new business production (in billions)	$131.7	$102.3	$204.4	$89.6	$109.1	$22.6

(1) Excludes the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Revenues:
Net premiums	$4,019	$4,156	$4,391	$3,920	$5,376	$(1,357)
Net investment income	1,232	1,185	1,188	1,082	961	271
Investment related gains (losses), net	(79)	(247)	(78)	(271)	(149)	70
Other revenue	88	147	150	147	149	(61)
Total revenues	5,260	5,241	5,651	4,878	6,337	(1,077)
Benefits and expenses:
Adjusted claims and other policy benefits	3,822	3,943	4,116	3,712	5,132	(1,310)
Future policy benefits remeasurement (gains) losses	(56)	(69)	151	(90)	(24)	(32)
Market risk benefits remeasurement (gains) losses	29	(32)	31	(8)	(35)	64
Adjusted interest credited	299	292	310	231	254	45
Policy acquisition costs and other insurance expenses	417	411	452	391	387	30
Other operating expenses	300	385	299	301	283	17
Interest expense	80	86	78	72	68	12
Total benefits and expenses	4,891	5,016	5,437	4,609	6,065	(1,174)
Income before income taxes	369	225	214	269	272	97
Provision for income taxes	81	75	56	65	60	21
Net income	288	150	158	204	212	76
Net income attributable to noncontrolling interest	2	2	2	1	2	—
Net income available to RGA's shareholders	$286	$148	$156	$203	$210	$76
Pre-tax adjusted operating income reconciliation:
Income before income taxes	$369	$225	$214	$269	$272	$97
Investment and derivative (gains) losses (1)	71	380	(23)	308	232	(161)
Market risk benefits remeasurement (gains) losses	29	(32)	31	(8)	(35)	64
Change in fair value of funds withheld embedded derivatives (1)	11	(125)	112	(26)	(77)	88
Funds withheld (gains) losses - investment income	—	6	(1)	—	(2)	2
Derivatives - interest credited	10	(3)	11	(6)	13	(3)
Investment (income) loss on unit-linked variable annuities	—	2	(1)	1	1	(1)
Interest credited on unit-linked variable annuities	—	(2)	1	(1)	(1)	1
Interest expense on uncertain tax positions	—	1	1	(1)	—	—
Other (2)	(5)	(21)	(31)	(45)	113	(118)
Adjusted operating income before income taxes	485	431	314	491	516	(31)
Notable items (3)	—	—	194	—	—	—
Adjusted operating income before income taxes excluding notable items	$485	$431	$508	$491	$516	$(31)

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Consolidated GAAP Income Statements (including Adjusted Operating Income Reconciliations)

(USD millions)	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
After-tax adjusted operating income reconciliation:
GAAP net income attributable to RGA	$286	$148	$156	$203	$210	$76
Investment and derivative (gains) losses (1)	53	300	(18)	239	185	(132)
Market risk benefits remeasurement (gains) losses	23	(26)	25	(6)	(28)	51
Change in fair value of funds withheld embedded derivatives (1)	9	(99)	88	(20)	(61)	70
Funds withheld (gains) losses - investment income	—	4	—	—	(2)	2
Derivatives - interest credited	8	(2)	8	(4)	10	(2)
Investment (income) loss on unit-linked variable annuities	—	1	(1)	1	1	(1)
Interest credited on unit-linked variable annuities	—	(1)	1	(1)	(1)	1
Interest expense on uncertain tax positions	—	1	1	(1)	—	—
Other (2)	(4)	(16)	(25)	(35)	89	(93)
Uncertain tax positions and other tax related items	1	22	5	(12)	(4)	5
Net income attributable to noncontrolling interest	2	2	2	1	2	—
Adjusted operating income	378	334	242	365	401	(23)
Notable items (3)	—	—	168	—	—	—
Adjusted operating income excluding notable items	$378	$334	$410	$365	$401	$(23)

Diluted earnings per share - adjusted operating income	$5.66	$4.99	$3.62	$5.48	$6.02	$(0.36)
Diluted earnings per share - adjusted operating income excluding notable items	$5.66	$4.99	$6.13	$5.48	$6.02	$(0.36)

Foreign currency effect on (4):
Net premiums	$(60)	$(15)	$1	$(33)	$(12)	$(48)
Adjusted operating income before income taxes	$(8)	$8	$1	$(5)	$1	$(9)

(1) Included in “Investment related gains (losses), net”.
(2) Includes pension risk transfer day one loss and other immaterial items.
(3) Represents the impact of changes in actuarial assumptions.
(4) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Consolidated Balance Sheets
(USD millions)
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Assets
Fixed maturity securities available-for-sale, at fair value	$84,507	$77,617	$78,149	$70,491	$65,827
Equity securities	153	155	155	144	144
Mortgage loans	9,331	8,839	8,388	7,984	7,539
Policy loans	1,284	1,321	1,285	1,171	1,198
Funds withheld at interest	5,328	5,436	5,545	5,556	5,642
Limited partnerships and real estate joint ventures	3,228	3,067	2,972	2,791	2,697
Short-term investments	454	363	381	335	327
Other invested assets	1,295	1,242	1,361	1,148	1,140
Total investments	105,580	98,040	98,236	89,620	84,514
Cash and cash equivalents	5,151	3,326	5,195	4,596	5,935
Accrued investment income	1,059	986	995	881	808
Premiums receivable and other reinsurance balances	3,749	3,898	3,738	3,635	3,342
Reinsurance ceded receivables and other	5,420	5,531	5,438	5,122	5,265
Deferred policy acquisition costs	5,649	5,543	5,477	4,720	4,673
Other assets	1,602	1,351	1,179	1,314	1,463
Total assets	$128,210	$118,675	$120,258	$109,888	$106,000
Liabilities and equity
Future policy benefits	$59,836	$53,368	$55,933	$50,779	$47,067
Interest-sensitive contract liabilities	36,614	35,095	34,357	31,676	31,319
Market risk benefits, at fair value	243	223	247	217	228
Other policy claims and benefits	2,870	2,693	2,875	2,769	2,753
Other reinsurance balances	1,291	1,316	955	917	874
Deferred income taxes	2,250	2,199	2,059	1,866	1,897
Other liabilities	2,991	2,816	2,739	2,449	3,468
Funds withheld payable	4,889	5,017	4,809	4,323	4,409
Long-term debt	5,734	5,042	5,067	5,067	4,427
Total liabilities	116,718	107,769	109,041	100,063	96,442
Equity:
Common stock, at par value	1	1	1	1	1
Additional paid-in-capital	2,608	2,600	2,577	2,567	2,549
Retained earnings	9,443	9,255	9,166	9,076	8,934
Treasury stock	(1,888)	(1,889)	(1,889)	(1,889)	(1,891)
Accumulated other comprehensive income, net of taxes (AOCI):
Accumulated currency translation adjustment	(8)	(19)	108	86	57
Unrealized (depreciation) appreciation of securities	(4,443)	(4,526)	(2,800)	(4,694)	(4,062)
Effect of updating discount rates on future policy benefits	5,702	5,412	3,987	4,611	3,906
Change in instrument-specific credit risk for market risk benefits	6	2	6	6	3
Pension and postretirement benefits	(19)	(20)	(29)	(29)	(29)
Total RGA, Inc. shareholders’ equity	11,402	10,816	11,127	9,735	9,468
Noncontrolling interest	90	90	90	90	90
Total equity	11,492	10,906	11,217	9,825	9,558
Total liabilities and equity	$128,210	$118,675	$120,258	$109,888	$106,000
Total RGA, Inc. shareholders’ equity, excluding AOCI	$10,164	$9,967	$9,855	$9,755	$9,593

See appendix for reconciliation of total shareholders' equity before and after impact of AOCI.

Reinsurance Group of America, Incorporated
U.S. and Latin America Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Revenues:
Net premiums	$1,921	$2,046	$1,912	$1,827	$1,715	$206
Net investment income	268	247	226	203	205	63
Investment related gains (losses), net	(6)	—	—	—	—	(6)
Other revenue	8	14	21	7	6	2
Total revenues	2,191	2,307	2,159	2,037	1,926	265

Benefits and expenses:
Adjusted claims and other policy benefits	1,773	1,886	1,712	1,676	1,572	201
Future policy benefits remeasurement (gains) losses	(25)	(68)	46	(66)	(21)	(4)
Adjusted interest credited	29	36	45	19	19	10
Policy acquisition costs and other insurance expenses	219	225	223	186	175	44
Other operating expenses	55	77	54	55	53	2
Total benefits and expenses	2,051	2,156	2,080	1,870	1,798	253

Adjusted operating income before income taxes	140	151	79	167	128	12
Notable items (1)	—	—	53	—	—	—
Adjusted operating income excluding notable items, before income taxes	$140	$151	$132	$167	$128	$12

Loss and expense ratios:
Loss ratio (2)	91.0%	88.9%	91.9%	88.1%	90.4%	0.6%
Policy acquisition costs and other insurance expenses	11.4%	11.0%	11.7%	10.2%	10.2%	1.2%
Other operating expenses	2.9%	3.8%	2.8%	3.0%	3.1%	(0.2)%

Foreign currency effect on (3):
Net premiums	$(7)	$(5)	$(4)	$1	$3	$(10)
Adjusted operating income (loss) before income taxes	$(2)	$—	$—	$(1)	$—	$(2)

Assumed Life Reinsurance In Force (in billions)	$1,840.6	$1,837.1	$1,834.5	$1,716.1	$1,709.1	$131.5
Assumed New Business Production (in billions)	$36.3	$41.0	$150.0	$35.9	$41.0	$(4.7)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Revenues:
Net premiums	$109	$156	$609	$305	$1,916	$(1,807)
Net investment income	337	323	336	318	303	34
Other revenue	50	52	58	54	62	(12)
Total revenues	496	531	1,003	677	2,281	(1,785)

Benefits and expenses:
Adjusted claims and other policy benefits	200	210	654	367	1,956	(1,756)
Future policy benefits remeasurement (gains) losses	(2)	(10)	12	(3)	2	(4)
Adjusted interest credited	123	127	131	126	135	(12)
Policy acquisition costs and other insurance expenses	84	102	105	87	80	4
Other operating expenses	24	26	21	20	18	6
Total benefits and expenses	429	455	923	597	2,191	(1,762)

Adjusted operating income before income taxes	67	76	80	80	90	(23)
Notable items (1)	—	—	—	—	—	—
Adjusted operating income before income taxes excluding notable items	$67	$76	$80	$80	$90	$(23)

Assumed Life Reinsurance In Force (in billions)	$9.5	$9.7	$9.8	$10.1	$10.1	$(0.6)
Assumed New Business Production (in billions)	$—	$—	$—	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
U.S. and Latin America Financial Solutions
(Continued)

(USD millions, shown net of reinsurance ceded)	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Policyholder account balances

Fixed annuities (deferred)	$10,299	$9,691	$9,473	$9,677	$9,981
Equity-indexed annuities	$1,838	$1,927	$2,022	$2,118	$2,234
Bank-owned life insurance (BOLI) and universal life	$2,011	$2,019	$2,029	$2,052	$2,063
Other policyholder account balances	$46	$34	$74	$43	$46

Variable annuities account balances
No riders	$593	$610	$624	$609	$629
GMDB only	800	848	831	807	793
GMIB only	17	18	19	18	14
GMAB only	2	2	2	2	2
GMWB only	769	818	857	853	862
GMDB / WB	145	152	161	162	166
Other	13	13	14	13	11
Total variable annuities account balances	$2,339	$2,461	$2,508	$2,464	$2,477

Interest-sensitive contract liabilities not associated with policyholder account balances:

Guaranteed investment contracts, funding agreements and immediate annuities (1)	$1,257	$654	$680	$691	$693

Future policy benefits (at original discount rate) associated with:
Payout annuities	$8,840	$6,781	$6,936	$6,764	$6,503
Other future policy benefits	$61	$50	$89	$56	$59

Liability for market risk benefits:

Equity-indexed annuities	$170	$163	$176	$147	$154
Variable annuities (liability)	$73	$60	$71	$70	$74
Variable annuities (asset)	$13	$17	$14	$15	$14

Net interest spread (2)	0.8%	1.3%	1.3%	1.1%	0.9%

(1) Effective January 1, 2025, newly issued funding agreements are included in the U.S. Financial Solutions segment
(2) Net interest spread for Asset-Intensive is calculated as net investment income less interest credited and the interest accretion on future policy benefits, divided by total investments and cash and cash equivalents.

Reinsurance Group of America, Incorporated
Canada Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Revenues:
Net premiums	$319	$333	$314	$326	$318	$1
Net investment income	65	64	68	61	64	1
Investment related gains, net	1	—	1	2	—	1
Other revenue	(1)	—	2	1	3	(4)
Total revenues	384	397	385	390	385	(1)

Benefits and expenses:
Adjusted claims and other policy benefits	295	311	296	304	283	12
Future policy benefits remeasurement gains	3	(5)	(4)	1	(3)	6
Adjusted interest credited	—	—	1	—	—	—
Policy acquisition costs and other insurance expenses	41	45	48	46	47	(6)
Other operating expenses	13	14	14	13	12	1
Total benefits and expenses	352	365	355	364	339	13

Adjusted operating income before income taxes	32	32	30	26	46	(14)
Notable items (1)	—	—	(5)	—	—	—
Adjusted operating income excluding notable items, before income taxes	$32	$32	$25	$26	$46	$(14)

Loss and expense ratios:
Loss ratio (2)	93.4%	91.9%	93.0%	93.6%	88.1%	5.3%
Policy acquisition costs and other insurance expenses	12.9%	13.5%	15.3%	14.1%	14.8%	(1.9)%
Other operating expenses	4.1%	4.2%	4.5%	4.0%	3.8%	0.3%

Foreign currency effect on (3):
Net premiums	$(20)	$(10)	$(5)	$(6)	$1	$(21)
Adjusted operating income before income taxes	$(2)	$(1)	$(1)	$—	$—	$(2)

Assumed Life Reinsurance In Force (in billions)	$478.6	$474.2	$499.6	$489.3	$488.0	$(9.4)
Assumed New Business Production (in billions)	$13.2	$12.3	$11.9	$12.3	$11.5	$1.7

Creditor reinsurance net premiums	$19	$18	$19	$17	$17	$2

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Canada Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Revenues:
Net premiums	$52	$46	$49	$48	$23	$29
Net investment income	51	51	47	48	1	50
Investment related gains, net	—	1	—	—	—	—
Other revenue	4	5	3	6	3	1
Total revenues	107	103	99	102	27	80

Benefits and expenses:
Adjusted claims and other policy benefits	91	109	90	89	19	72
Future policy benefits remeasurement gains	—	—	—	—	—	—
Policy acquisition costs and other insurance expenses	5	(17)	5	4	1	4
Other operating expenses	—	3	—	2	—	—
Total benefits and expenses	96	95	95	95	20	76

Adjusted operating income before income taxes	11	8	4	7	7	4
Notable items (2)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$11	$8	$4	$7	$7	$4

Foreign currency effect on (3):
Net premiums	$(3)	$(1)	$(1)	$(1)	$—	$(3)
Adjusted operating income before income taxes	$(1)	$—	$(1)	$—	$—	$(1)

Assumed Life Reinsurance In Force (in billions)	$6.0	$6.0	$8.3	$—	$—	$6.0
Assumed New Business Production (in billions)	$—	$—	$8.3	$—	$—	$—

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Canada Financial Solutions operations includes longevity and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Revenues:
Net premiums	$540	$488	$521	$497	$496	$44
Net investment income	30	28	30	27	27	3
Other revenue	2	10	(1)	—	2	—
Total revenues	572	526	550	524	525	47

Benefits and expenses:
Adjusted claims and other policy benefits	483	445	472	464	424	59
Future policy benefits remeasurement (gains) losses	(8)	12	35	6	(5)	(3)
Policy acquisition costs and other insurance expenses	20	21	29	22	37	(17)
Other operating expenses	27	37	32	33	31	(4)
Total benefits and expenses	522	515	568	525	487	35

Adjusted operating income (loss) before income taxes	50	11	(18)	(1)	38	12
Notable items (1)	—	—	40	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$50	$11	$22	$(1)	$38	$12

Loss and expense ratios:
Loss ratio (2)	88.0%	93.6%	97.3%	94.6%	84.5%	3.5%
Policy acquisition costs and other insurance expenses	3.7%	4.3%	5.6%	4.4%	7.5%	(3.8)%
Other operating expenses	5.0%	7.6%	6.1%	6.6%	6.3%	(1.3)%

Foreign currency effect on (3):
Net premiums	$(3)	$8	$12	$1	$7	$(10)
Adjusted operating income (loss) before income taxes	$1	$2	$(1)	$—	$—	$1

Critical illness net premiums	$32	$33	$38	$33	$32	$—

Assumed Life Reinsurance In Force (in billions)	$1,036.7	$970.4	$1,027.5	$976.5	$985.1	$51.6
Assumed New Business Production (in billions)	$63.4	$30.5	$31.0	$20.0	$38.0	$25.4

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Europe, Middle East and Africa Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Revenues:
Net premiums	$189	$187	$168	$159	$146	$43
Net investment income	85	87	84	79	69	16
Investment related gains (losses), net	(1)	(1)	1	1	(1)	—
Other revenue	9	12	3	8	11	(2)
Total revenues	282	285	256	247	225	57

Benefits and expenses:
Adjusted claims and other policy benefits	167	159	148	133	122	45
Future policy benefits remeasurement (gains) losses	(3)	(1)	—	2	2	(5)
Adjusted interest credited	6	9	5	9	7	(1)
Policy acquisition costs and other insurance expenses	1	2	2	2	2	(1)
Other operating expenses	21	20	15	15	15	6
Total benefits and expenses	192	189	170	161	148	44

Adjusted operating income before income taxes	90	96	86	86	77	13
Notable items (2)	—	—	2	—	—	—
Adjusted operating income excluding notable items, before income taxes	$90	$96	$88	$86	$77	$13

Foreign currency effect on (3):
Net premiums	$(2)	$4	$4	$1	$5	$(7)
Adjusted operating income before income taxes	$—	$1	$2	$—	$3	$(3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Europe, Middle East and Africa Financial Solutions operations includes longevity, asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Traditional
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Revenues:
Net premiums	$777	$834	$756	$708	$716	$61
Net investment income	71	66	65	61	65	6
Investment related gains (losses), net	(1)	(1)	1	1	—	(1)
Other revenue	3	10	(3)	8	10	(7)
Total revenues	850	909	819	778	791	59

Benefits and expenses:
Adjusted claims and other policy benefits	671	733	656	607	586	85
Future policy benefits remeasurement (gains) losses	(18)	9	53	(29)	1	(19)
Policy acquisition costs and other insurance expenses	39	37	44	42	45	(6)
Other operating expenses	52	67	55	59	50	2
Total benefits and expenses	744	846	808	679	682	62

Adjusted operating income before income taxes	106	63	11	99	109	(3)
Notable items (1)	—	—	95	—	—	—
Adjusted operating income excluding notable items, before income taxes	$106	$63	$106	$99	$109	$(3)

Loss and expense ratios:
Loss ratio (2)	84.0%	89.0%	93.8%	81.6%	82.0%	2.0%
Policy acquisition costs and other insurance expenses	5.0%	4.4%	5.8%	5.9%	6.3%	(1.3)%
Other operating expenses	6.7%	8.0%	7.3%	8.3%	7.0%	(0.3)%

Foreign currency effect on (3):
Net premiums	$(23)	$(9)	$(4)	$(23)	$(23)	$—
Adjusted operating income before income taxes	$(2)	$1	$4	$(2)	$(2)	$—

Critical illness net premiums	$398	$405	$414	$358	$352	$46

Assumed Life Reinsurance In Force (in billions)	$561.1	$567.6	$572.2	$557.8	$528.9	$32.2
Assumed New Business Production (in billions)	$14.3	$18.5	$11.5	$13.1	$17.6	$(3.3)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Includes Claims and other policy holder benefits and Future policy benefits remeasurement (gains) losses.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Asia Pacific Financial Solutions (1)
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Revenues:
Net premiums	$112	$66	$62	$50	$46	$66
Net investment income	196	189	184	163	120	76
Investment related gains, net	7	6	5	6	3	4
Other revenue	6	6	19	12	20	(14)
Total revenues	321	267	270	231	189	132

Benefits and expenses:
Adjusted claims and other policy benefits	145	97	90	74	47	98
Future policy benefits remeasurement gains	(3)	(6)	9	(1)	—	(3)
Adjusted interest credited	84	81	75	49	51	33
Policy acquisition costs and other insurance expenses	27	20	27	30	25	2
Other operating expenses	9	10	9	8	7	2
Total benefits and expenses	262	202	210	160	130	132

Adjusted operating income before income taxes	59	65	60	71	59	—
Notable items (2)	—	—	9	—	—	—
Adjusted operating income excluding notable items, before income taxes	$59	$65	$69	$71	$59	$—

Foreign currency effect on (3):
Net premiums	$(2)	$(2)	$(1)	$(6)	$(5)	$3
Adjusted operating income before income taxes	$(1)	$6	$(2)	$(2)	$(1)	$—

Assumed Life Reinsurance In Force (in billions)	$18.4	$13.7	$14.6	$9.6	$8.5	$9.9
Assumed New Business Production (in billions)	$4.5	$—	$—	$—	$1.0	$3.5

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Asia Pacific Financial Solutions operations includes asset-intensive and fee-based transactions.
(2) Represents the impact of changes in actuarial assumptions.
(3) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Corporate and Other
Adjusted Operating Income Statements
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Revenues:
Net investment income	$129	$138	$146	$123	$106	$23
Investment related gains, net	3	3	3	1	4	(1)
Other revenue	5	23	19	9	12	(7)
Total revenues	137	164	168	133	122	15

Benefits and expenses:
Adjusted interest credited	47	44	41	35	30	17
Policy acquisition costs and other insurance income	(19)	(24)	(31)	(28)	(25)	6
Other operating expenses	99	130	99	97	87	12
Interest expense	80	85	77	73	68	12
Total benefits and expenses	207	235	186	177	160	47

Adjusted operating loss before income taxes	(70)	(71)	(18)	(44)	(38)	(32)
Notable items (1)	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(70)	$(71)	$(18)	$(44)	$(38)	$(32)

Foreign currency effect on (2):
Adjusted operating loss before income taxes	$(1)	$(1)	$—	$—	$1	$(2)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.
(2) Compared to comparable prior year period.

Reinsurance Group of America, Incorporated
Summary of Segment Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
U.S. and Latin America:
Traditional	$140	$151	$79	$167	$128	$12
Financial Solutions	67	76	80	80	90	(23)
Total U.S. and Latin America	207	227	159	247	218	(11)
Canada:
Traditional	32	32	30	26	46	(14)
Financial Solutions	11	8	4	7	7	4
Total Canada	43	40	34	33	53	(10)
Europe, Middle East and Africa:
Traditional	50	11	(18)	(1)	38	12
Financial Solutions	90	96	86	86	77	13
Total Europe, Middle East and Africa	140	107	68	85	115	25
Asia Pacific:
Traditional	106	63	11	99	109	(3)
Financial Solutions	59	65	60	71	59	—
Total Asia Pacific	165	128	71	170	168	(3)
Corporate and Other	(70)	(71)	(18)	(44)	(38)	(32)
Consolidated adjusted operating income before income taxes	485	431	314	491	516	(31)
Notable items (1)	—	—	194	—	—	—
Consolidated adjusted operating income excluding notable items before income taxes	$485	$431	$508	$491	$516	$(31)

See appendix for reconciliation of GAAP income before income taxes to adjusted operating income before income taxes.
(1) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Cash and Invested Assets

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2025	2024	2024	2024	2024
Fixed maturity securities, available-for-sale (1)	$84,507	$77,617	$78,149	$70,491	$65,827
Equity securities	153	155	155	144	144
Mortgage loans	9,331	8,839	8,388	7,984	7,539
Policy loans	1,284	1,321	1,285	1,171	1,198
Funds withheld at interest	5,328	5,436	5,545	5,556	5,642
Limited partnerships and real estate joint ventures	3,228	3,067	2,972	2,791	2,697
Short-term investments	454	363	381	335	327
Other invested assets	1,295	1,242	1,361	1,148	1,140
Cash and cash equivalents	5,151	3,326	5,195	4,596	5,935
Total cash and invested assets	$110,731	$101,366	$103,431	$94,216	$90,449

(1) The Company holds various types of fixed maturity securities available-for-sale and classifies them as corporate securities (“Corporate”), Canadian and Canadian provincial government securities (“Canadian government”), Japanese government and agencies ("Japanese government"), asset-backed securities (“ABS”), commercial mortgage-backed securities (“CMBS”), residential mortgage-backed securities (“RMBS”), U.S. government and agencies (“U.S. government”), state and political subdivisions, and other foreign government, supranational and foreign government-sponsored enterprises (“Other foreign government”).

Investment Income and Yield Summary

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter

Average invested assets at amortized cost (1)	$44,016	$40,803	$39,469	$38,172	$38,483	$5,533
Net investment income (1)	$502	$484	$492	$436	$444	$58
Annualized investment yield (ratio of net investment income to average invested assets at amortized cost) (1)	4.64%	4.83%	5.08%	4.65%	4.70%	(6) bps
Variable investment income ("VII") (included in net investment income) (1)	$(6)	$25	$36	$12	$16	$(22)
Annualized investment yield excluding VII (ratio of net investment income, excluding VII, to average invested assets, excluding assets with only VII, at amortized cost) (1)	4.90%	4.80%	4.95%	4.76%	4.75%	15 bps

(1) Excludes spread related business (e.g. coinsurance of annuities).

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities

	March 31, 2025
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$59,278	$88	$680	$4,150	$55,720	65.9%
Canadian government	4,604	—	440	48	4,996	5.9%
Japanese government	7,207	—	29	1,131	6,105	7.2%
ABS	5,666	15	44	175	5,520	6.5%
CMBS	2,334	—	20	87	2,267	2.7%
RMBS	1,571	—	18	87	1,502	1.8%
U.S. government	2,191	—	20	248	1,963	2.3%
State and political subdivisions	805	—	3	86	722	0.9%
Other foreign government	6,053	—	94	435	5,712	6.8%
Total fixed maturity securities	$89,709	$103	$1,348	$6,447	$84,507	100.0%

	December 31, 2024
	Amortized Cost	Allowance for Credit Losses	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total
Available-for-sale:
Corporate	$54,705	$82	$642	$4,274	$50,991	65.7%
Canadian government	4,655	—	412	51	5,016	6.5%
Japanese government	5,319	—	1	875	4,445	5.7%
ABS	5,197	15	42	184	5,040	6.5%
CMBS	2,344	1	22	98	2,267	2.9%
RMBS	1,412	—	12	107	1,317	1.7%
U.S. government	2,734	—	11	281	2,464	3.2%
State and political subdivisions	789	—	3	99	693	0.9%
Other foreign government	5,752	—	56	424	5,384	6.9%
Total fixed maturity securities	$82,907	$98	$1,201	$6,393	$77,617	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Corporate Fixed Maturity Securities by Industry

	March 31, 2025				December 31, 2024
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial institutions
Banking	$7,683	$7,438	13.4%	A-	$7,757	$7,485	14.7%	A-
Brokerage/asset managers/exchanges	1,521	1,405	2.5%	A-	1,482	1,360	2.7%	A-
Finance companies	646	615	1.1%	BBB	530	501	1.0%	BBB
Insurance	5,422	4,952	8.9%	A-	4,992	4,497	8.8%	A-
REITs	1,909	1,786	3.2%	A-	1,737	1,613	3.2%	A-
Other finance	1,466	1,274	2.3%	A-	1,407	1,217	2.3%	A-
Total financial institutions	$18,647	$17,470	31.4%		$17,905	$16,673	32.7%
Industrials
Basic	$2,313	$2,148	3.9%	BBB+	$2,097	$1,929	3.8%	BBB+
Capital goods	2,738	2,631	4.7%	BBB+	2,489	2,369	4.6%	BBB+
Communications	3,533	3,267	5.9%	BBB+	3,420	3,147	6.2%	BBB+
Consumer cyclical	3,427	3,232	5.7%	BBB+	3,300	3,099	6.1%	BBB+
Consumer noncyclical	6,603	6,173	11.1%	BBB+	6,177	5,714	11.2%	BBB+
Energy	4,638	4,501	8.1%	BBB+	4,060	3,906	7.7%	BBB+
Technology	2,284	2,103	3.8%	BBB+	2,124	1,937	3.8%	BBB+
Transportation	3,492	3,289	5.9%	A-	3,238	3,025	5.9%	A-
Other industrial	1,634	1,614	2.9%	BBB	1,362	1,350	2.6%	BBB
Total industrials	$30,662	$28,958	52.0%		$28,267	$26,476	51.9%
Utilities
Electric	$8,023	$7,519	13.4%	A-	$6,863	$6,336	12.4%	A-
Natural gas	1,343	1,239	2.2%	A-	1,177	1,078	2.2%	A-
Other utility	603	534	1.0%	BBB+	493	428	0.8%	BBB+
Total utilities	$9,969	$9,292	16.6%		$8,533	$7,842	15.4%
Total	$59,278	$55,720	100.0%	A-	$54,705	$50,991	100.0%	A-

(1) The Average Credit Rating designations are based on the ratings from nationally recognized statistical rating organizations (NRSRO), primarily those assigned by Moody’s, S&P and Fitch.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Ratings of Fixed Maturity Securities

		March 31, 2025			December 31, 2024			September 30, 2024			June 30, 2024			March 31, 2024
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$58,522	$54,839	64.9%	$54,543	$50,822	65.5%	$53,371	$51,053	65.3%	$49,634	$45,782	64.9%	$46,541	$43,336	65.8%
2	BBB	26,347	24,946	29.5%	24,023	22,565	29.1%	24,076	23,130	29.6%	22,431	20,787	29.5%	20,527	18,951	28.8%
3	BB	3,880	3,849	4.6%	3,422	3,410	4.4%	3,284	3,233	4.2%	3,331	3,270	4.6%	3,039	2,952	4.5%
4	B	643	639	0.8%	636	577	0.7%	662	576	0.7%	562	504	0.8%	515	468	0.8%
5	CCC	287	216	0.2%	246	221	0.3%	168	131	0.2%	158	124	0.2%	123	98	0.1%
6	In or near default	30	18	—%	37	22	—%	45	26	—%	45	24	—%	45	22	—%
	Total	$89,709	$84,507	100.0%	$82,907	$77,617	100.0%	$81,606	$78,149	100.0%	$76,161	$70,491	100.0%	$70,790	$65,827	100.0%

(1) Structured securities held by the Company’s insurance subsidiaries that maintain the NAIC statutory basis of accounting utilize the NAIC rating methodology.
(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. “BBB” includes “BBB+”, “BBB”, and “BBB-”).

Structured Fixed Maturity Securities

	March 31, 2025			December 31, 2024			September 30, 2024			June 30, 2024			March 31, 2024
	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
ABS:
Collateralized loan obligations ("CLOs")	$2,262	$2,251	24.2%	$2,044	$2,044	23.7%	$2,659	$2,650	29.7%	$2,675	$2,676	31.6%	$2,540	$2,518	31.6%
ABS, excluding CLOs	3,404	3,269	35.2%	3,153	2,996	34.7%	2,862	2,723	30.5%	2,627	2,467	29.1%	2,597	2,427	30.5%
Total ABS	5,666	5,520	59.4%	5,197	5,040	58.4%	5,521	5,373	60.2%	5,302	5,143	60.7%	5,137	4,945	62.1%
CMBS	2,334	2,267	24.4%	2,344	2,267	26.3%	2,327	2,238	25.1%	2,242	2,120	25.0%	2,002	1,861	23.4%
RMBS
Agency	385	344	3.7%	394	344	4.0%	401	365	4.0%	414	364	4.3%	436	385	4.8%
Non-agency	1,186	1,158	12.5%	1,018	973	11.3%	973	953	10.7%	893	848	10.0%	814	765	9.7%
Total RMBS	1,571	1,502	16.2%	1,412	1,317	15.3%	1,374	1,318	14.7%	1,307	1,212	14.3%	1,250	1,150	14.5%
Total	$9,571	$9,289	100.0%	$8,953	$8,624	100.0%	$9,222	$8,929	100.0%	$8,851	$8,475	100.0%	$8,389	$7,956	100.0%

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of March 31, 2025
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$14,280	$481	$19,066	$3,610	$33,346	$4,091
Canadian government	185	3	438	45	623	48
Japanese government	348	8	4,119	1,123	4,467	1,131
ABS	1,580	19	1,446	149	3,026	168
CMBS	360	7	937	78	1,297	85
RMBS	219	3	600	84	819	87
U.S. government	202	4	673	244	875	248
State and political subdivisions	112	3	434	83	546	86
Other foreign government	1,308	49	1,757	348	3,065	397
Total investment grade securities	$18,594	$577	$29,470	$5,764	$48,064	$6,341

Below investment grade securities:
Corporate	$758	$22	$280	$36	$1,038	$58
ABS	5	1	31	6	36	7
Other foreign government	—	—	130	38	130	38
Total below investment grade securities	$763	$23	$441	$80	$1,204	$103
Total fixed maturity securities	$19,357	$600	$29,911	$5,844	$49,268	$6,444

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Fixed Maturity Securities Below Amortized Cost (1)

	As of December 31, 2024
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate	$14,741	$529	$18,851	$3,682	$33,592	$4,211
Canadian government	286	5	469	46	755	51
Japanese government	2,037	192	2,365	683	4,402	875
ABS	940	19	1,730	159	2,670	178
CMBS	333	4	980	91	1,313	95
RMBS	354	7	593	100	947	107
U.S. government	792	15	656	266	1,448	281
State and political subdivisions	155	7	417	92	572	99
Other foreign government	1,408	42	1,816	344	3,224	386
Total investment grade securities	$21,046	$820	$27,877	$5,463	$48,923	$6,283

Below investment grade securities:
Corporate	$347	$7	$347	$50	$694	$57
ABS	101	1	40	5	141	6
Other foreign government	—	—	130	38	130	38
Total below investment grade securities	$448	$8	$517	$93	$965	$101
Total fixed maturity securities	$21,494	$828	$28,394	$5,556	$49,888	$6,384

(1) Included in the table above are securities for which an allowance for credit loss has not been recorded.

Reinsurance Group of America, Incorporated
Investments
(USD millions)

Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Fixed maturity securities available-for-sale:
Change in allowance for credit losses	$(6)	$23	$(9)	$(16)	$(20)	$14
Impairments on fixed maturity securities	—	—	—	(1)	—	—
Realized gains on investment activity	36	22	72	68	32	4
Realized losses on investment activity	(87)	(334)	(113)	(230)	(134)	47
Net losses on fixed maturity securities available-for-sale	(57)	(289)	(50)	(179)	(122)	65

Net gains (losses) on equity securities	(1)	(4)	6	(5)	4	(5)
Change in mortgage loan allowance for credit losses	4	(6)	(12)	2	(10)	14
Limited partnerships and real estate joint ventures impairment losses	(5)	(15)	—	—	(8)	3
Change in fair value of certain limited partnership investments	(7)	21	17	—	1	(8)
Other, net	—	19	(14)	4	8	(8)

Freestanding derivatives (1):
Interest rate swaps	6	(18)	13	(13)	(31)	37
Interest rate options	—	—	(3)	—	(3)	3
Total return swaps	(6)	(7)	7	(11)	4	(10)
Interest rate futures	—	—	—	1	1	(1)
Foreign currency swaps	(3)	14	(7)	8	14	(17)
Foreign currency swaps - hedged	—	—	—	(1)	(1)	1
Foreign currency forwards	22	(82)	77	(98)	(64)	86
Foreign currency options	(1)	(6)	2	(3)	—	(1)
Equity options	(6)	(1)	1	(1)	(4)	(2)
Equity futures	9	3	(12)	(2)	(17)	26
Credit default swaps	(18)	1	10	2	2	(20)
CPI swaps	(5)	(2)	(1)	(1)	—	(5)
Total freestanding derivatives	(2)	(98)	87	(119)	(99)	97

Embedded derivatives	(11)	125	(112)	26	77	(88)

Net gains (losses) on total derivatives	(13)	27	(25)	(93)	(22)	9

Total investment related gains (losses), net	$(79)	$(247)	$(78)	$(271)	$(149)	$70

(1) Freestanding derivatives are non-hedged unless specified.

Appendix

Reconciliations of GAAP to Non-GAAP Measures

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
U.S. and Latin America Traditional
Income before income taxes	$149	$153	$57	$174	$116	$33
Investment and derivative gains (1)	—	1	1	—	—	—
Funds withheld losses - investment income	—	—	—	—	—	—
Change in fair value of funds withheld embedded derivatives (1)	(9)	(3)	21	(6)	12	(21)
Other	—	—	—	(1)	—	—
Adjusted operating income before income taxes	140	151	79	167	128	12
Notable items (2)	—	—	53	—	—	—
Adjusted operating income excluding notable items, before income taxes	$140	$151	$132	$167	$128	$12

U.S. and Latin America Financial Solutions
Income (loss) before income taxes	$34	$139	$(46)	$83	$17	$17
Market risk benefits remeasurement (gains) losses	29	(32)	31	(8)	(35)	64
Investment and derivative (gains) losses (1)	(17)	96	(7)	35	62	(79)
Change in fair value of funds withheld embedded derivatives (1)	20	(122)	91	(20)	(89)	109
Funds withheld (gains) losses - investment income	(1)	4	1	(1)	(1)	—
Derivatives - interest credited	5	(1)	11	(6)	13	(8)
Other (3)	(3)	(8)	(1)	(3)	123	(126)
Adjusted operating income before income taxes	67	76	80	80	90	(23)
Notable items (2)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$67	$76	$80	$80	$90	$(23)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.
(3) Includes pension risk transfer day one loss and other immaterial items.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Canada Traditional
Income before income taxes	$32	$32	$29	$27	$47	$(15)
Investment and derivative (gains) losses (1)	—	—	—	1	(1)	1
Investment income - non-operating FWAI	—	1	—	—	—	—
Other	—	(1)	1	(2)	—	—
Adjusted operating income before income taxes	32	32	30	26	46	(14)
Notable items (2)	—	—	(5)	—	—	—
Adjusted operating income excluding notable items, before income taxes	$32	$32	$25	$26	$46	$(14)

Canada Financial Solutions
Income before income taxes	$12	$17	$21	$6	$7	$5
Investment and derivative (gains) losses (1)	(1)	(9)	(17)	1	—	(1)
Adjusted operating income before income taxes	11	8	4	7	7	4
Notable items (2)	—	—	—	—	—	—
Adjusted operating income excluding notable items, before income taxes	$11	$8	$4	$7	$7	$4

Europe, Middle East and Africa Traditional
Income (loss) before income taxes	$50	$8	$(17)	$1	$28	$22
Other	—	3	(1)	(2)	10	(10)
Adjusted operating income (loss) before income taxes	50	11	(18)	(1)	38	12
Notable items (2)	—	—	40	—	—	—
Adjusted operating income (loss) excluding notable items, before income taxes	$50	$11	$22	$(1)	$38	$12

Europe, Middle East and Africa Financial Solutions
Income before income taxes	$74	$79	$84	$72	$64	$10
Investment and derivative losses (1)	14	16	4	13	14	—
Investment income - non-operating FWAI	2	1	(2)	1	(1)	3
Investment (income) loss on unit-linked variable annuities	—	2	(1)	1	1	(1)
Interest credited on unit-linked variable annuities	—	(2)	1	(1)	(1)	1
Adjusted operating income before income taxes	90	96	86	86	77	13
Notable items (2)	—	—	2	—	—	—
Adjusted operating income excluding notable items, before income taxes	$90	$96	$88	$86	$77	$13

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of GAAP Income to Adjusted Operating Income
(USD millions)

	Three Months Ended					Current Qtr
	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	vs. PY
	2025	2024	2024	2024	2024	Quarter
Asia Pacific Traditional
Income before income taxes	$106	$59	$11	$100	$109	$(3)
Other	—	4	—	(1)	—	—
Adjusted operating income before income taxes	106	63	11	99	109	(3)
Notable items (2)	—	—	95	—	—	—
Adjusted operating income excluding notable items, before income taxes	$106	$63	$106	$99	$109	$(3)

Asia Pacific Financial Solutions
Income (loss) before income taxes	$31	$1	$93	$(58)	$13	$18
Investment and derivative (gains) losses (1)	25	96	(17)	178	74	(49)
Other	3	(32)	(16)	(49)	(28)	31
Adjusted operating income before income taxes	59	65	60	71	59	—
Notable items (2)	—	—	9	—	—	—
Adjusted operating income excluding notable items, before income taxes	$59	$65	$69	$71	$59	$—

Corporate and Other
Loss before income taxes	$(119)	$(263)	$(18)	$(136)	$(129)	$10
Investment and derivative losses (1)	50	180	13	80	83	(33)
Investment income - non-operating FWAI	(1)	—	—	—	—	(1)
Interest expense on uncertain tax positions	—	1	1	(1)	—	—
Derivatives - interest credited	5	(2)	—	—	—	5
Other	(5)	13	(14)	13	8	(13)
Adjusted operating loss before income taxes	(70)	(71)	(18)	(44)	(38)	(32)
Notable items (2)	—	—	—	—	—	—
Adjusted operating loss excluding notable items, before income taxes	$(70)	$(71)	$(18)	$(44)	$(38)	$(32)

(1) Included in “Investment related gains (losses), net”.
(2) Represents the impact of changes in actuarial assumptions.

Reinsurance Group of America, Incorporated
Reconciliations of RGA, Inc. Shareholders’ Equity to RGA, Inc. Shareholders’ Equity Excluding AOCI
(USD millions except per share data)

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2025	2024	2024	2024	2024

RGA, Inc. shareholders’ equity	$11,402	$10,816	$11,127	$9,735	$9,468
Less effect of AOCI:
Accumulated currency translation adjustments	(8)	(19)	108	86	57
Unrealized (depreciation) appreciation of securities	(4,443)	(4,526)	(2,800)	(4,694)	(4,062)
Effect of updating discount rates on future policy benefits	5,702	5,412	3,987	4,611	3,906
Change in instrument-specific credit risk for market risk benefits	6	2	6	6	3
Pension and postretirement benefits	(19)	(20)	(29)	(29)	(29)
RGA, Inc. shareholders’ equity, excluding AOCI	10,164	9,967	9,855	9,755	9,593
Year-to-date notable items, net of tax	—	168	168	—	—
RGA, Inc. shareholders’ equity, excluding AOCI and notable items	$10,164	$10,135	$10,023	$9,755	$9,593

Reconciliations of Book Value Per Share to Book Value Per Share Excluding AOCI

	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2025	2024	2024	2024	2024

Book value per share	$172.53	$164.19	$168.93	$147.90	$143.92
Less effect of AOCI:
Accumulated currency translation adjustment	(0.12)	(0.27)	1.64	1.32	0.88
Unrealized (depreciation) appreciation of securities	(67.24)	(68.73)	(42.52)	(71.31)	(61.74)
Effect of updating discount rates on future policy benefits	86.28	82.16	60.54	70.06	59.36
Change in instrument-specific credit risk for market risk benefits	0.09	0.03	0.09	0.09	0.04
Pension and postretirement benefits	(0.28)	(0.31)	(0.45)	(0.45)	(0.45)
Book value per share, excluding AOCI	$153.80	$151.31	$149.63	$148.19	$145.83
Less effect of B36:	(0.80)	(0.66)	(2.16)	(0.82)	(1.13)
Book value per share, excluding AOCI and B36	$154.60	$151.97	$151.79	$149.01	$146.96

Reinsurance Group of America, Incorporated
Non-GAAP Disclosures
This Quarterly Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated (“RGA”) with the SEC. The consolidated financial information herein includes the assets, liabilities, and results of operations of RGA and its subsidiaries.
Non-GAAP Financial Measures
Reinsurance Group of America, Incorporated (the “Company”) discloses certain financial measures that are not determined in accordance with U.S. GAAP. The Company principally uses such non-GAAP financial measures in evaluating performance because the Company believes that such measures, when reviewed in conjunction with relevant U.S. GAAP measures, present a clearer picture of our operating performance and assist the Company in the allocation of its resources. The Company believes that these non-GAAP financial measures provide investors and other third parties with a better understanding of the Company’s results of operations, financial statements and the underlying profitability drivers and trends of the Company’s businesses by excluding specified items which may not be indicative of the Company’s ongoing operating performance and may fluctuate significantly from period to period. These measures should be considered supplementary to the Company’s financial results that are presented in accordance with U.S. GAAP and should not be viewed as a substitute for U.S. GAAP measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way the Company calculates such measures. Consequently, the Company’s non-GAAP financial measures may not be comparable to similar measures used by other companies.

The following non-GAAP financial measures are used in this document or in other public disclosures made by the Company from time to time:

1.Adjusted operating income, on a pre-tax and after-tax basis, and adjusted operating income per diluted share. The Company uses these measures as a basis for analyzing financial results because the Company believes that such measures better reflect the ongoing profitability and underlying trends of the Company’s continuing operations. Adjusted operating income is calculated as net income available to the Company’s shareholders (or, in the case of pre-tax adjusted operating income, income before income taxes) excluding, as applicable:
•substantially all of the effect of net investment related gains and losses;
•changes in the fair value of certain embedded derivatives;
•changes in the fair value of contracts that provide market risk benefits;
•non-economic losses at contract inception for direct pension risk transfer single premium business (which are amortized into adjusted operating income within claims and other policy benefits over the estimated lives of the contracts);
•any net gain or loss from discontinued operations;
•the cumulative effect of any accounting changes;
•the impact of certain tax-related items; and
•any other items that the Company believes are not indicative of the Company’s ongoing operations as such items can be volatile and may not reflect the underlying performance of the Company’s business. In addition, adjusted operating income per diluted share is calculated as adjusted operating income divided by weighted average diluted shares outstanding. These measures also serve as a basis for establishing target levels and awards under the Company’s management incentive programs.

Adjusted operating income (loss) before income taxes, when presented at a segment level, is a measure reported to our management for purposes of making decisions about allocating resources to our business segments and assessing the performance of our business segments, and will be presented in our financial statement footnotes beginning with the Company’s annual report on Form 10-K to be filed for the fiscal year ended December 31, 2024 in accordance with ASC 280 – “Segment Reporting.” Adjusted operating income (loss) before income taxes, when presented on a consolidated basis, is a non-GAAP financial measure.

2. Adjusted operating income (on a pre-tax and after-tax basis), excluding notable items, and adjusted operating income per diluted share, excluding notable items. Notable items are items the Company believes may not be indicative of its ongoing operating performance which are excluded from adjusted operating income to provide investors and other third parties with a better understanding of the Company’s results. Such items may be unexpected, unknown when the Company prepares its business plan or otherwise. Notable items presented include the financial impact of the Company’s assumption reviews.

3. Adjusted operating revenue. This measure excludes the effects of net realized capital gains and losses, and changes in the fair value of certain embedded derivatives.
4. Shareholders’ equity position excluding the impact of accumulated other comprehensive income (loss) (“AOCI”), shareholders’ average equity position excluding AOCI, and book value per share excluding the impact of AOCI. The Company believes that these measures provide useful information since such measures exclude AOCI-related items that are not permanent and can fluctuate significantly from period to period, and may not reflect the impact of the underlying performance of the Company’s businesses on shareholders’ equity and book value per share. AOCI primarily relates to changes in interest rates, credit spreads on its investment securities, future policy benefits discount rate measurement gains (losses), market risk benefits instrument-specific credit risk remeasurement gains (losses) and foreign currency fluctuations. The Company also discloses the following non-GAAP financial measures:
•Shareholders’ average equity position excluding AOCI and B36, where B36 refers to the cumulative change in fair value of funds withheld embedded derivatives;
•Shareholders’ average equity position excluding AOCI and notable items; and
•Shareholders’ average equity position excluding AOCI, B36 and notable items.
5. Adjusted operating return on equity. This measure is calculated as adjusted operating income divided by average shareholders’ equity excluding AOCI. Adjusted operating return on equity also serves as a basis for establishing target levels and awards under the Company’s management incentive programs. The Company also discloses the following non-GAAP financial measures:
•Adjusted operating return on equity excluding AOCI and B36;
•Adjusted operating return on equity excluding AOCI and notable items, which is calculated as adjusted operating income excluding notable items divided by average shareholders’ equity excluding notable items and AOCI; and
•Adjusted operating return on equity excluding AOCI, B36 and notable items.

Reconciliations of the foregoing non-GAAP financial measures (to the extent disclosed in this document) to the most comparable GAAP financial measures are provided in the Appendix at the end of this document. Except as otherwise noted herein, the non-GAAP figures and reconciliations presented herein reflect the Company’s adoption of the Financial Accounting Standards Board’s Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts” and related amendments (“LDTI”). For additional information regarding the Company’s adoption of LDTI, see Note 1 – “Business and Basis of Presentation” and Note 3 – “Impact of New Accounting Standard” in the notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023.

The Company is unable to provide reconciliations of the intermediate term targets of consolidated adjusted operating income (loss) before taxes, adjusted operating income (loss) before taxes, excluding notable items (on both a segment-level and consolidated basis), consolidated adjusted operating ROE, respectively, which are forward-looking non-GAAP financial measures, due to, among other things, that these targets are a composite of our goals for future results, the inherent difficulty in forecasting generally, and the difficulty of quantifying accurate forecasts of the numerous components comprising these calculations that would be necessary to provide any such reconciliations. In addition, actual performance in future periods may vary from the intermediate term target ranges for a variety of reasons, including known and unknown risk and uncertainties.

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